Exhibit 10.8
Execution Version
FOURTH OMNIBUS AMENDMENT
This FOURTH OMNIBUS AMENDMENT, dated as of February 21, 2020 (this “Amendment”), is entered into by and among ALLIANCE LAUNDRY SYSTEMS LLC, a Delaware limited liability company (“ALS”), ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2015 LLC, a Delaware limited liability company (“ALER”), ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2015-A, a Delaware statutory trust (the “Issuer”), THE BANK OF NEW YORK MELLON, a New York banking corporation, as trustee under the Indenture (the “Indenture Trustee”), each of the NOTE PURCHASERS listed on the signature pages hereto (collectively, the “Note Purchasers”), each of the FUNDING AGENTS for the Purchaser Groups listed on the signature pages hereto (collectively, the “Funding Agents”) and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Note Purchasers (the “Administrative Agent”).
BACKGROUND:
1.    ALS, ALER and the Issuer are parties to that certain Amended and Restated Pooling and Servicing Agreement, dated as of June 8, 2018 (as amended by that certain First Omnibus Amendment, dated as of August 31, 2018, that certain Second Omnibus Amendment, dated as of October 12, 2018, that certain Third Omnibus Amendment, dated as of March 19, 2019, and as further amended, restated, supplemented or otherwise modified through the date hereof, together with all exhibits and schedules thereto, the “Pooling and Servicing Agreement”);
2.    ALS, ALER, the Issuer, the Note Purchasers, the Funding Agents and the Administrative Agent are parties to that certain Amended and Restated Note Purchase Agreement, dated as of June 8, 2018 (as amended by that certain First Omnibus Amendment, dated as of August 31, 2018, that certain Second Omnibus Amendment, dated as of October 12, 2018, that certain Third Omnibus Amendment, dated as of March 19, 2019, and as further amended, restated, supplemented or otherwise modified through the date hereof, together with all exhibits and schedules thereto, the “Note Purchase Agreement”);
3.    the Issuer and the Indenture Trustee are parties to that certain Amended and Restated Indenture, dated as of June 8, 2018 (as amended by that certain Second Omnibus Amendment, dated as of October 12, 2018, and as further amended, restated, supplemented or otherwise modified through the date hereof, together with all exhibits and schedules thereto, the “Indenture” and, together with the Pooling and Servicing Agreement and the Note Purchase Agreement, the “Agreements”);
4.    the parties hereto desire to amend the Agreements as hereinafter set forth; and
5.    the consent of each of the Noteholders is necessary for such amendments to be effective, and each of the Noteholders, by executing this Amendment, has consented to such amendments.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Certain Defined Terms. Capitalized terms used herein without definition shall have the meanings ascribed thereto in Part I of Appendix A to the Pooling and Servicing Agreement.
2.    Amendments. As of the Effective Date (as defined below), the Agreements are hereby amended as follows:
(a)    Pooling and Servicing Agreement. The parties to the Pooling and Servicing Agreement hereby agree that the Pooling and Servicing Agreement is amended as follows:
(i)    Article V is hereby amended by inserting a new Section 5.10 at the end thereof to read as follows:
“SECTION 5.10 Beneficial Ownership Certification. The Servicer shall promptly give notice to the Administrative Agent of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.”;
(ii)    Section 7.01(d) is hereby amended by inserting a new clause (iii) at the end thereof to read as follows:
“(iii) As of the 2020 Amendment Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.”;
(iii)    The definition of “Note Commitment” in Part I of Appendix A is hereby deleted in its entirety.
(iv)    The following definitions are hereby incorporated in Part I of Appendix A in the appropriate alphabetical sequence:
“2020 Amendment Date: February 21, 2020.
Beneficial Ownership Certification: A certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
Beneficial Ownership Regulation: 31 C.F.R. § 1010.230.
Franchise Loan: A Loan originated by the Originator pursuant to and in accordance with the Speed Queen Franchise Disclosure Document, substantially in the form of Appendix D attached hereto.
Overnight Bank Funding Rate: For any day, the rate comprised of funding costs for both overnight federal funds and overnight eurocurrency borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the Federal Reserve Bank of New York (“NYFRB”), as set forth on its public website from time to time, and as published on the next succeeding Business Day as the overnight bank funding rate by the NYFRB (or by such other recognized electronic source (such as Bloomberg) selected by the Administrative Agent for the purpose of displaying such rate); provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, a comparable replacement rate determined by the Administrative Agent with the Servicer’s consent (such consent not to be unreasonably withheld; provided that the Servicer’s consent shall not be required if the replacement rate is the Federal Funds Rate) (which determination shall be conclusive absent manifest error). If the Overnight Bank Funding Rate determined as above would be less than zero, then such rate shall be deemed to be zero. The rate of interest charged shall be adjusted as of each Business Day based on changes in the Overnight Bank Funding Rate without notice to the Issuer.”;
(v)    The definition of “Base Rate” in Part I of Appendix A is hereby amended by replacing the text “the Federal Funds Rate” where it appears therein with the text “the Overnight Bank Funding Rate” in its place;
(vi)    Clause (z) of the definition of “Eligible Loan” in Part I of Appendix A is hereby amended by inserting the following text at the end thereof: “and, in the case of any Franchise Loan, such Loan is fully disbursed and construction with respect to the franchise locations to which such Franchise Loan relates is complete”;
(vii)    Clause (a) of the definition of “Excess Loan Concentration Amount” in Part I of Appendix A is hereby amended by (x) replacing the percentage “15.0%” where it appears therein with the percentage “25.0%” in its place, and (y) replacing the percentage “10.0%” where it appears therein with the percentage “20.0%” in its place;
(viii)    The definition of “Excess Loan Concentration Amount” in Part I of Appendix A is hereby amended by (i) replacing the period at the end of clause (s) thereof with “; plus” in its place, and (ii) inserting a new clause (t) immediately following clause (s) thereof to read as follows:
“(t) the amount by which (x) the sum of the Loan Balance for all Franchise Loans exceeds (y) an amount equal to 10.0% of the Aggregate Loan Balance.”;
(ix)    The definition of “Weighted Average Required Percentage” in Part I of Appendix A is hereby amended and restated in its entirety to read as follows:

“Weighted Average Required Percentage: The percentage which, as of any date of determination, is equal to the sum of (a) the product of (i) 20% and (ii) the quotient of (A) the sum of the Loan Balances of all Eligible Loans that are Discount Fixed Rate Loans (other than Discount Fixed Rate Loans that are Franchise Loans) with an original term of 60 months or less as of such date of determination divided by (B) the sum of the Loan Balances of all Eligible Loans as of such date of determination, plus (b) the product of (i) 25% and (ii) the quotient of (A) the sum of the Loan Balances of all Eligible Loans that are Discount Fixed Rate Loans (other than Discount Fixed Rate Loans that are Franchise Loans) with an original term of greater than 60 months as of such date of determination divided by (B) the sum of the Loan Balances of all Eligible Loans as of such date of determination, plus (c) the product of (i) 27.5% and (ii) the quotient of (A) the sum of the Loan Balances of all Eligible Loans that are Franchise Loans (including, for the avoidance of doubt, any Discount Fixed Rate Loans that are Franchise Loans) divided by (B) the sum of the Loan Balances of all Eligible Loans as of such date of determination, plus (d) the product of (i) 12% and (ii) the quotient of (A) the sum of the Loan Balances of all Eligible Loans that are not Discount Fixed Rate Loans or Franchise Loans as of such date of determination divided by (B) the sum of the Loan Balances of all Eligible Loans as of such date of determination.”; and
(x)    The Pooling and Servicing Agreement is hereby amended by inserting a new Appendix D immediately following Appendix C thereof, in the form of Annex A attached hereto.
(b)    Note Purchase Agreement. The parties to the Note Purchase Agreement hereby agree that the Note Purchase Agreement is amended in its entirety in the form of Annex B attached hereto.
(c)    Indenture. The parties to the Indenture hereby agree that the Indenture is amended as follows:
(i)    Section 2.2(d) is hereby amended by replacing the amount “$400,000,000” in each instance it appears therein with the amount “$430,000,000 (as such amount may be terminated, reduced or increased from time to time in accordance with the Basic Documents)” in its place;
(ii)    Section 3.22 is hereby amended by inserting a new clause (e) immediately prior to the last paragraph thereof to read as follows:
“(e) Beneficial Ownership Certification. As of the 2020 Amendment Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.”; and

(iii)    Section 3.32 is hereby amended by inserting the following sentence at the end thereof:
“The Issuer shall promptly give notice to the Administrative Agent of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.”.
3.    Issuer Order, Noteholder Direction and Registered Owner Instruction.
(a)    The Issuer hereby authorizes and directs the Indenture Trustee to execute this Amendment.
(b)    The Noteholders hereby direct the Indenture Trustee to execute this Amendment.
(c)    ALER, as the sole Registered Owner, hereby instructs Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer, to execute (i) this Amendment, and (ii) a Note in the name of each of the following: (x) PNC Bank, National Association, (y) Bank of Montreal and (z) Fifth Third Bank, National Association.
4.    Conditions to Effectiveness. This Amendment shall become effective (the “Effective Date”) upon:
(a)    the Administrative Agent’s receipt of counterparts of this Amendment, duly executed by the parties hereto;
(b)    the Administrative Agent’s and the Indenture Trustee’s receipt of an Issuer Order pursuant to which the Issuer shall authorize the Indenture Trustee to authenticate and deliver to the Issuer, Notes in an aggregate principal amount of up to $430,000,000;
(c)    receipt of an upfront fee by (i) PNC Capital Markets LLC, in an amount equal to $30,000, (ii) BMO Capital Markets Corp., in an amount equal to $15,000 and (iii) Fifth Third Bank, National Association, in an amount equal to $15,000; and
(d)    receipt of an amendment fee by (i) PNC Capital Markets LLC, in an amount equal to $100,000, (ii) BMO Capital Markets Corp., in an amount equal to $50,000 and (iii) Fifth Third Bank, National Association, in an amount equal to $50,000.
5.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of each Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in any Agreement to “this Agreement”, “this Indenture”, “hereof”, “herein” or words of similar effect referring to the Agreement in which such reference is made shall be deemed to be references to such Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of any Agreement other than as set forth herein.

6.    Representations and Warranties.
(a)    Each of the Issuer, ALER and ALS makes each of its respective representations and warranties contained in Article VII of the Pooling and Servicing Agreement, as applicable (after giving effect to this Amendment).
(b)    Each of the parties hereto represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation.
7.    Consent. Pursuant to each Agreement, each of the parties hereto agrees, as to itself only, that all notices required to be delivered to it and all consents required to be given by it in connection with this Amendment have been provided, or in the alternative, have been waived, and each such party hereby consents to the terms of the amendments to the Agreements contained in this Amendment.
8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
9.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York; provided, however, that the duties and immunities of the Owner Trustee hereunder shall be governed by the laws of the State of Delaware.
10.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreements or any provision hereof or thereof.
11.    Indenture Trustee’s Responsibility. The Indenture Trustee shall have no responsibility for the validity or sufficiency of this Amendment, nor for the recitals herein.
12.    Limitation of Owner Trustee Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Amendment and (e) under no circumstances shall

Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2015-A

By:	Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:/s/ Cynthia L. Major
Name: Title:	Cynthia L. Major Banking Officer

ALLIANCE LAUNDRY SYSTEMS LLC

By:/s/ Todd M. Rice
Name: Todd M. Rice
Title: Vice President, Treasurer and Assistant Secretary

ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2015 LLC

By:/s/ Todd M. Rice
Name: Todd M. Rice
Title: President
Alliance --Fourth Omnibus Amendment

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Indenture Trustee

By:/s/ Esther Antoine
Name: Esther Antoine
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:/s/ Roger Yuen
Name: Roger Yuen
Title: Senior Vice President

PNC PURCHASER GROUP:

PNC BANK, NATIONAL ASSOCIATION, as Committed Purchaser and as Funding Agent

By:/s/ Roger Yuen
Name: Roger Yuen
Title: Senior Vice President

FIFTH THIRD PURCHASER GROUP

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Committed Purchaser and as Funding Agent

By:/s/ Andrew D. Jones
Name: Andrew D. Jones
Title: Director

BMO PURCHASER GROUP:

ВMO CAРITAL MARKETS CORP., as Funding Agent

By:/s/ John Pappano
Name: John Pappano
Title: Managing Director

BANK OF MONTREAL, as Committed Purchaser

By:/s/ Karen Louie
Name: Karen Louie
Title: Director

FAIRWAY FINANCE COMPANY, LLC, as CP Conduit

By:/s/ Denise Veidt
Name: Denise Veidt
Title: Vice President